                                                                   Exhibit 10.15

                        HSBC DIGITAL SETTLEMENT PRODUCTS
                             DISTRIBUTION AGREEMENT

                         DATED AS OF SEPTEMBER 23, 2005

NOTE: CERTAIN MATERIAL HAS BEEN OMMITTED FROM THIS AGREEMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE OMISSIONS ARE INDICATED THROUGHOUT THE AGREEMENT BY THE FOLLOWING MARKINGS:
[***].

                                Table of Contents

                                                                            Page
                                                                            ----
ARTICLE I    DEFINITIONS.................................................     1
   Section 1.1.   Definitions............................................     1
   Section 1.2.   Rules of Construction..................................     2

ARTICLE II   IDENTITIES AND ROLES OF PARTIES; RESPONSIBILITIES OF
             PARTIES.....................................................     2
   Section 2.1.   Identities and Roles of Parties........................     2
   Section 2.2.   Responsibilities of the Parties........................     2
   Section 2.3.   Digital Settlement Products Procedures.................     3
   Section 2.4.   Block Digital's Right Not To Offer Digital
                  Settlement Products....................................     3
   Section 2.5.   Corporate Reorganizations..............................     4

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE BLOCK COMPANIES.......     4
   Section 3.1.   Representations Incorporated by Reference..............     4

ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF THE HSBC COMPANIES........     5
   Section 4.1.   Representations Incorporated by Reference..............     5

ARTICLE V    COVENANTS OF BLOCK DIGITAL..................................     5
   Section 5.1.   Digital Settlement Products Procedures.................     5
   Section 5.2.   Maintenance of the Block Digital Channel;
                  Filing of Returns......................................     5
   Section 5.3.   Compliance with Laws...................................     5
   Section 5.4.   Other Duties...........................................     5
   Section 5.5.   Qualifying Procedure Compliance........................     6
   Section 5.6.   Electronically Provide Application and
                  Disclosures to Settlement Products Clients.............     6
   Section 5.7.   Compliance with Originator Instructions................     6
   Section 5.8.   Applicant Copies.......................................     6
   Section 5.9.   Rejected Returns.......................................     7
   Section 5.10.  Records Retention and Destruction......................     7
   Section 5.11.  Representative Training................................     7
   Section 5.12.  Block Digital's Supervision of
                  Representatives........................................     7
   Section 5.13.  Compliance with Obligations of Article IX..............     7
   Section 5.14.  Restriction on Offering Other Digital
                  Settlement Products....................................     7
   Section 5.15.  Audit Rights...........................................     7
   Section 5.16.  Data Security and Recovery.............................     7
   Section 5.17.  Other Actions..........................................     8

ARTICLE VI   COVENANTS OF BLOCK SERVICES.................................     8
   Section 6.1.   Transmission of Returns to IRS.........................     8
   Section 6.2.   Transmission of Applicant Information File,
                  IRS Return Notification, Return and Debt
                  Indicator to HSBC TFS..................................     8
   Section 6.3.   Rejected Returns.......................................     8
   Section 6.4.   Compliance with Laws...................................     8

ARTICLE VII  COVENANTS OF HSBC BANK......................................     9
   Section 7.1.   Form of Application....................................     9
   Section 7.2.   Establishment of Client Deposit Accounts...............     9
   Section 7.3.   Payment of ERO Charges.................................     9
   Section 7.4.   Adverse Action Notices.................................     9

                                Table of Contents

                                                                            Page
                                                                            ----
   Section 7.5.   Supervision of Block Digital...........................    10
   Section 7.6.   Training Program.......................................    10
   Section 7.7.   Compliance Program.....................................    10
   Section 7.8.   RAC Fee................................................    10
   Section 7.9.   Retail Settlement Products Procedures..................    10
   Section 7.10.  Review of Applications.................................    10
   Section 7.11.  Delegation.............................................    10

ARTICLE VIII COVENANTS OF HSBC TFS.......................................    11
   Section 8.1.   Forward Applicant Information File with Debt
                  Indicator Information to HSBC Bank.....................    11
   Section 8.2.   Disbursements for Digital Settlement Products..........    11
   Section 8.3.   Maintenance of Communication Lines.....................    11
   Section 8.4.   Records Retention and Destruction......................    12
   Section 8.5.   Compliance with Laws...................................    12

ARTICLE IX   AGENCY RELATIONSHIP.........................................    12
   Section 9.1.   Agency Relationship....................................    12
   Section 9.2.   Supervision and Regulation.............................    12
   Section 9.3.   Audit Rights...........................................    13
   Section 9.4.   Training Program.......................................    13
   Section 9.5.   Clarification..........................................    14
   Section 9.6.   Compliance Program.....................................    14

ARTICLE X    TERM AND TERMINATION........................................    16
   Section 10.1.  Term...................................................    16
   Section 10.2.  Termination............................................    16
   Section 10.3.  Effect of Termination..................................    16

ARTICLE XI   DEFAULT OF HSBC COMPANIES AND REMEDIES OF BLOCK COMPANIES...    17
   Section 11.1.  HSBC Events of Default.................................    17
   Section 11.2.  Remedies...............................................    17
   Section 11.3.  Default Rate...........................................    17
   Section 11.4.  Waiver.................................................    17

ARTICLE XII  DEFAULT OF BLOCK COMPANIES AND REMEDIES OF HSBC COMPANIES...    18
   Section 12.1.  Block Events of Default................................    18
   Section 12.2.  Remedies...............................................    18
   Section 12.3.  Default Rate...........................................    19
   Section 12.4.  Waiver.................................................    19

ARTICLE XIII MISCELLANEOUS...............................................    19
   Section 13.1.  Survival...............................................    19
   Section 13.2.  No Waivers; Remedies Cumulative........................    19
   Section 13.3.  Notices................................................    19
   Section 13.4.  Severability...........................................    19
   Section 13.5.  Amendments and Waivers.................................    20
   Section 13.6.  Successors and Assigns.................................    20
   Section 13.7.  Headings...............................................    20
   Section 13.8.  Alternative Dispute Resolution.........................    20

                                Table of Contents

                                                                            Page
                                                                            ----
   Section 13.9.  Governing Law; Submission To Jurisdiction..............    20
   Section 13.10. Waiver of Jury Trial...................................    21
   Section 13.11. Counterparts...........................................    21
   Section 13.12. Entire Agreement.......................................    21
   Section 13.13. Reinstatement..........................................    21
   Section 13.14. Advice of Counsel......................................    21
   Section 13.15. No Strict Construction.................................    21
   Section 13.16. Conflict of Terms......................................    22
   Section 13.17. Further Execution......................................    22
   Section 13.18. Expenses...............................................    22
   Section 13.19. No Implied Relationship; No Third Party Rights.........    22
   Section 13.20. No Third Party Beneficiaries...........................    22
   Section 13.21. Force Majeure..........................................    22
   Section 13.22. Limitation of Scope of Representations and
                  Warranties and Other Disclosures.......................    22

SCHEDULES
   Schedule 2.3(a)(1)   eRAC Product Procedures Schedule
   Schedule 2.3(a)(2)   Classic eRAL Product Procedures Schedule
   Schedule 2.3(a)(3)   Denied Classic eRAL Product Procedures Schedule
   Schedule 5.1         Block Digital's Roles and Responsibilities
   Schedule 7.8         RAC Fee for Block Digital Channel
   Schedule 7.9         Roles and Responsibilities of HSBC Bank

                        HSBC DIGITAL SETTLEMENT PRODUCTS
                             DISTRIBUTION AGREEMENT

     This HSBC Digital Settlement Products Distribution Agreement (this "Digital Distribution Agreement"), dated as of September 23, 2005, is made by and among the following parties:

HSBC Bank USA, National Association, a national banking association ("HSBC
Bank");

HSBC Taxpayer Financial Services Inc., a Delaware corporation ("HSBC TFS");

H&R Block Digital Tax Solutions, LLC, a Delaware limited liability company ("Block Digital"); and

H&R Block Services, Inc., a Missouri corporation ("Block Services").

                                    RECITALS

     A. Block Digital provides income tax return preparation, electronic filing and related services to Clients through its TaxCut software and its website.

     B. HSBC Bank is engaged in the business of providing financial products and services.

     C. The parties hereto desire to enter into a mutually acceptable agreement for HSBC Bank and HSBC TFS to provide Digital Settlement Products through the Block Digital Channel.

     D. HSBC Bank desires to engage HSBC TFS to act as the servicer of the Digital Settlement Products.

     E. The parties hereto desire to enter into this Digital Distribution Agreement to set forth the terms and conditions for the distribution of Digital Settlement Products to Clients of the Block Digital Channel.

     F. Simultaneously with the execution of this Digital Distribution Agreement, Block Services, Block Digital, HSBC Bank, HSBC TFS, and certain of their Affiliates, are entering into the HSBC Retail Settlement Products Distribution Agreement, dated as of the date hereof, as from time to time amended, restated, supplemented or otherwise modified (the "Retail Distribution Agreement"), and other agreements related thereto.

                                    AGREEMENT

     ACCORDINGLY, the parties to this Digital Distribution Agreement agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1. Definitions. For all purposes of this Digital Distribution Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the HSBC Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as APPENDIX A, which is hereby incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein. In the event that any definition specified in this Digital Distribution Agreement for any capitalized term is inconsistent with the definition specified for such term in the Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as APPENDIX A, the definition in the Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as APPENDIX A shall govern.

     Section 1.2. Rules of Construction. For all purposes of this Digital Distribution Agreement, unless the context otherwise requires, the rules of construction set forth in the HSBC Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as APPENDIX A shall apply to this Digital Distribution Agreement.

                                   ARTICLE II
          IDENTITIES AND ROLES OF PARTIES; RESPONSIBILITIES OF PARTIES

     Section 2.1. Identities and Roles of Parties. During the Term of this Digital Distribution Agreement and the other Program Contracts, the parties hereto will participate in and contribute to the Settlement Products Program as follows (subject to the terms and conditions of this Digital Distribution Agreement and the other Program Contracts):

          (a) HSBC Bank shall be the Originator of the Digital Settlement Products, and shall provide its Digital Settlement Products to Clients of the Block Digital Channel.

          (b) HSBC TFS shall be the servicer for the Settlement Products Program and shall service the Digital Settlement Products originated by HSBC Bank.

          (c) HSBC Bank hereby appoints Block Digital, and Block Digital hereby accepts such appointment, effective July 1, 2006, to act as the agent of HSBC Bank for purposes of offering and distributing Digital Settlement Products to Clients of the Block Digital Channel during the Term of this Digital Distribution Agreement. The term "Agent", as used in this Digital Distribution Agreement, shall refer to Block Digital.

          (d) Block Digital, individually and not in its capacity as agent, shall be the ERO of Clients of the Block Digital Channel.

          (e) Block Services shall support the Settlement Products Program through the Block e-file Processing System.

     Section 2.2. Responsibilities of the Parties.

          (a) Each party to this Digital Distribution Agreement shall use commercially reasonable efforts to cooperate with and assist the other parties in the development and operation of the Settlement Products Program.

          (b) HSBC Bank shall be responsible for originating the Digital Settlement Products.

          (c) HSBC TFS shall be responsible for servicing the Digital Settlement Products.

          (d) Block Digital shall be responsible for offering and distributing the Digital Settlement Products in accordance with the Instructions of HSBC Bank and the terms and conditions of this Digital Distribution Agreement.

          (e) Block Digital shall be responsible for maintaining the software and Internet website necessary to electronically file Clients' Returns.

          (f) Block Services shall be responsible for establishing and maintaining the Block e-file Processing System to support the Settlement Products Program as described in this Digital Distribution Agreement.

          (g) Block Digital, individually and not in its capacity as agent, shall be responsible for its Tax Preparation Related Activities.

     Section 2.3. Digital Settlement Products Procedures.

          (a) Except as otherwise provided in this Digital Distribution Agreement, Block Digital shall offer the following Digital Settlement Products through the Block Digital Channel and shall comply with the following policies and procedures, as applicable, with respect to such products:

               (1) eRACs, in accordance with the policies and procedures set forth on the eRAC Product Procedures Schedule attached hereto as Schedule 2.3(a)(1);

               (2) Classic eRALs, in accordance with the policies and procedures set forth in the Classic eRAL Product Procedures Schedule attached hereto as Schedule 2.3(a)(2); and

               (3) with respect to an Application for a Classic eRAL that becomes a Denied Classic eRAL, the parties will follow the policies and procedures set forth on the Denied Classic eRAL Product Procedures Schedule attached hereto as Schedule 2.3(a)(3).

          (b) From time to time, the parties to this Digital Distribution Agreement may amend or modify any or all of the Digital Settlement Products Procedures Schedules. All such amendments or modifications shall be in writing and shall specify the date on which the amended schedule becomes effective. Each amended schedule shall be deemed to be a part of this Digital Distribution Agreement and shall be deemed incorporated herein, but shall apply only prospectively from the effective date thereof.

     Section 2.4. Block Digital's Right Not To Offer Digital Settlement Products. Notwithstanding any other provision of this Digital Distribution Agreement or the other Program

Contracts, Block Digital may, in its sole discretion at any time and from time to time during the Term of this Digital Distribution Agreement, elect not to offer one or more Digital Settlement Products in one or more states or through one or more formats (e.g. TaxCut or online).

     Section 2.5. Corporate Reorganizations.

          (a) The Block Companies may assign their rights and obligations under this Digital Distribution Agreement to one or more Subsidiaries of H&R Block without the consent of the HSBC Companies if (i) such assignment is desirable in connection with a reorganization of the business operations of H&R Block's Subsidiaries, (ii) such contemplated assignment will not materially adversely affect any right or obligation of any HSBC Company under this Digital Distribution Agreement, and (iii) the contemplated assignee (A) is a wholly owned (direct or indirect) Subsidiary of H&R Block and (B) has the operational and financial capacity to meet all obligations of the assigning Block Company under this Digital Distribution Agreement contemplated to be assigned to it (a "Permitted Block Assignment"). The assigning Block Companies shall provide each of the HSBC Companies at least sixty (60) days prior written notice of any contemplated Permitted Block Assignment. The parties hereto agree to amend this Digital Distribution Agreement to the extent necessary to reflect such Permitted Block Assignment.

          (b) The HSBC Companies may assign their rights and obligations under this Digital Distribution Agreement to one or more Subsidiaries of HSBC North American Holdings, Inc. without the consent of the Block Companies if (i) such assignment is desirable in connection with a reorganization of the business operations of HSBC North American Holdings, Inc.'s Subsidiaries, (ii) such contemplated assignment will not materially adversely affect any right or obligation of any Block Company under this Digital Distribution Agreement, and
(iii) the contemplated assignee (A) is a wholly owned (direct or indirect) Subsidiary of HSBC North American Holdings, Inc., (B) only with respect to any assignment by HSBC Bank under this Section 2.5(b), is a national bank or federal savings association and (C) has the operational and financial capacity to meet all obligations of the assigning HSBC Company under this Digital Distribution Agreement contemplated to be assigned to it (a "Permitted HSBC Assignment"). The assigning HSBC Companies shall provide each of the Block Companies at least sixty (60) days prior written notice of any contemplated Permitted HSBC Assignment. The parties hereto agree to amend this Digital Distribution Agreement to the extent necessary to reflect such Permitted HSBC Assignment.

                                   ARTICLE III
              REPRESENTATIONS AND WARRANTIES OF THE BLOCK COMPANIES

     Section 3.1. Representations Incorporated by Reference. Each Block Company that is a party to this Digital Distribution Agreement represents and warrants to each of the HSBC Companies that is a party to this Digital Distribution Agreement, that each representation and warranty made by it in Article III of the Retail Distribution Agreement is true and correct.

                                   ARTICLE IV
              REPRESENTATIONS AND WARRANTIES OF THE HSBC COMPANIES

     Section 4.1. Representations Incorporated by Reference. Each HSBC Company that is a party to this Digital Distribution Agreement represents and warrants, with respect to itself only, to each of the Block Companies that is a party to this Digital Distribution Agreement, that each representation and warranty made by it in Article IV of the Retail Distribution Agreement is true and correct.

                                    ARTICLE V
                           COVENANTS OF BLOCK DIGITAL

     Block Digital hereby covenants and agrees during the Term of this Digital Distribution Agreement, as follows:

     Section 5.1. Digital Settlement Products Procedures. Subject to the terms of Article V, Block Digital shall perform, in a commercially reasonable manner, all of the tasks and duties set forth in (a) the Digital Settlement Products Procedures Schedules that are to be performed by it with respect to each Digital Settlement Product, and (b) Block Digital's Roles and Responsibilities Schedule attached hereto as Schedule 5.1.

     Section 5.2. Maintenance of the Block Digital Channel; Filing of Returns. Block Digital shall develop (if necessary) and maintain the Block Digital Channel for use by Clients in the preparation and filing of Clients' Returns. The Block Digital Channel shall have the capability of (a) electronically filing Clients' Returns with the IRS, (b) making Digital Settlement Products available to eligible Clients using the Block Digital Channel, (c) providing an electronic Application to eligible Clients who have expressed an interest in applying for a Digital Settlement Product using the Block Digital Channel, and (d) permitting prospective Applicants to electronically complete an electronic Application. In connection with each Return with respect to which the Applicant is applying for a Digital Settlement Product, Block Digital shall insert in the applicable location on such Return the account number of the Applicant's Deposit Account, which account number shall consist of an eight digit prefix provided by HSBC Bank to Block Digital, followed by the primary social security number of the Applicant. Block Digital shall indicate on such Return that the Deposit Account is a checking account.

     Section 5.3. Compliance with Laws. Block Digital shall comply with all Laws applicable to it in connection with its Tax Preparation Related Activities.

     Section 5.4. Other Duties. Block Digital shall act as an agent of HSBC Bank for the purpose of, among other things:

          (a) providing electronic Applications to Clients through the Block Digital Channel;

          (b) providing Settlement Products Clients with the ability to print electronic copies of their completed Applications and other disclosures, forms and documents, as reasonably required by HSBC Bank and in the form provided by HSBC Bank to Block Digital;

          (c) providing HSBC TFS, as servicer for the Originator, with electronic copies of Applicant Information Files; and

          (d) subject to applicable Law, providing HSBC Bank with such reports as HSBC Bank may reasonably request with respect to Block Digital's performance of its duties under this Digital Distribution Agreement; provided, however, that during the period commencing on January 1 and ending on April 15 of each year of the Term of this Digital Distribution Agreement, HSBC Bank shall use commercially reasonable efforts to limit the exercise of such reporting requirements so as not to disrupt the business operations of Block Digital during its peak season.

     Section 5.5. Qualifying Procedure Compliance. Block Digital shall follow the Qualifying Procedures in connection with the Settlement Products Program.

     Section 5.6. Electronically Provide Application and Disclosures to Settlement Products Clients. Block Digital shall:

          (a) provide access through the Block Digital Channel to an electronic Application to each Client who has expressed an interest in obtaining a Digital Settlement Product and who has satisfied the eligibility requirements set forth in the Qualifying Procedures, which Application may be electronically completed and executed by the Client through the Block Digital Channel;

          (b) electronically provide and require each Settlement Products Client of the Block Digital Channel to electronically complete and electronically sign an authorization permitting Block Digital to use the Client's Return information for the application process in accordance with Section 301.7216-3(b) of the United States Treasury Department Regulations;

          (c) electronically provide and require each Settlement Products Client of a Block Digital Channel to electronically complete and electronically sign IRS Form 8453;

          (d) electronically sign each Form 8453 as ERO, if required by the IRS;

          (e) electronically deliver to each Applicant any disclosures required by applicable Law, or to satisfy HSBC Bank's reasonable safety and soundness concerns, or as directed by HSBC Bank and in the form provided by HSBC Bank; and

          (f) follow all Instructions prescribed by HSBC Bank with respect to the preparation and processing of Applications consistent with this Digital Distribution Agreement and in accordance with applicable Laws.

     Section 5.7. Compliance with Originator Instructions. Block Digital shall use commercially reasonable efforts to act in accordance with all Instructions of HSBC Bank.

     Section 5.8. Applicant Copies. Block Digital shall provide each of its Applicants with the ability to print an electronic copy of such Applicant's electronically completed and signed Application and IRS Form 8453, together with any other commercially reasonable disclosures or documents required to be provided to the Applicant by HSBC Bank.

     Section 5.9. Rejected Returns. Upon receipt of a negative IRS Return Notification with respect to a Return for which the Client has submitted an Application for a Digital Settlement Product, Block Digital shall notify the Client of the need to resolve any problems with the Return.

     Section 5.10. Records Retention and Destruction.

          (a) In connection with the Settlement Products Program, Block Digital shall maintain, in electronic form, a copy of the form of Application and other Settlement Products Program documents electronically executed by the Applicant and, a copy of the software, and a record of each Applicant's clicks. Upon receipt of the reasonable written request of HSBC Bank or HSBC TFS, each Block Agent shall exercise commercially reasonable efforts to make electronic forms of such documents available to HSBC Bank or HSBC TFS, as applicable and at HSBC Bank's expense.

          (b) Block Digital may dispose of such documents following the expiration of the longer of (i) forty-eight (48) months after the preparation or receipt of same or (ii) such retention period as required by applicable Law or regulatory or court order, provided that such disposition is in a manner sufficient to protect Client privacy.

     Section 5.11. Representative Training. Block Digital shall require any of its Representatives who engage in Settlement Products Program activities and have direct contact with Settlement Products Clients, if any, to participate in the Settlement Products Training Program overseen by HSBC Bank as described in
Section 9.4.

     Section 5.12. Block Digital's Supervision of Representatives. Block Digital shall train, supervise, monitor and review the Settlement Products Program activities performed by its Representatives to ensure that the activities of such Persons comply with HSBC Bank's Instructions and the Laws applicable to the Settlement Products Program.

     Section 5.13. Compliance with Obligations of Article IX. Block Digital shall comply with its obligations as agent of HSBC Bank, as set forth in Article IX of this Digital Distribution Agreement.

     Section 5.14. Restriction on Offering Other Digital Settlement Products. Block Digital shall not offer any Digital Settlement Products to its Clients, directly or indirectly, except in connection with the Settlement Products Program offered by or through HSBC Bank; [***].

     Section 5.15. Audit Rights. Block Digital shall grant to HSBC Bank and its Applicable Federal Regulator access and audit rights as set forth in Section 9.3.

     Section 5.16. Data Security and Recovery. Block Digital shall maintain the security of its data and recovery of systems, applications and data related to the Settlement Products Program in accordance with 16 C.F.R. Part 314 and OCC regulations and policies relating to data security (to the extent required by Law) and shall report any breaches in its data security to HSBC Bank within five
(5) Business Days of Block Digital's discovery of any such breach. Block Digital has developed, implemented and will maintain effective information security policies and procedures that include administrative, technical and physical safeguards designed to (a) ensure the security and confidentiality of Confidential Information provided to Block Digital hereunder, (b) protect against anticipated threats or hazards to the security or integrity of such Confidential Information, (c) protect against unauthorized access or use of such Confidential Information, and
(d) ensure the proper disposal of Confidential Information. All personnel of Block Digital handling such Confidential Information have been appropriately trained in the implementation of Block Digital's information security policies and procedures. Block Digital shall regularly audit and review its information security policies and procedures to ensure their continued effectiveness and to determine whether adjustments are necessary in light of circumstances, including changes in technology, customer information systems or threats or hazards to Confidential Information. In the event of unauthorized access to Confidential Information or non-public personal information of individual consumers, Block Digital shall promptly take appropriate action to prevent further unauthorized access and shall take any other action required by Law.

     Section 5.17. Other Actions. Block Digital shall take and cause the Representatives to take, any such action, or refrain from taking any such action, that HSBC Bank reasonably determines is necessary to comply with applicable Law in connection with the activities of the Settlement Products Program.

                                   ARTICLE VI
                           COVENANTS OF BLOCK SERVICES

     Section 6.1. Transmission of Returns to IRS. With respect to those Returns for which a Client has submitted an Application, upon such Client's consent, Block Services, individually and not in its capacity as agent, shall transmit all Clients' federal Returns received from Block Digital to the IRS or, in the case of state Returns, the appropriate state taxing authority, in accordance with its normal operating procedures.

     Section 6.2. Transmission of Applicant Information File, IRS Return Notification, Return and Debt Indicator to HSBC TFS. Upon receipt of a positive IRS Return Notification for those Returns for which a Client has submitted an Application for a Digital Settlement Product, Block Services shall electronically transmit to HSBC TFS (a) the Applicant Information File, (b) a copy of the Applicant's IRS Return Notification, and (c) a copy of the Applicant's Debt Indicator.

     Section 6.3. Rejected Returns. Upon receipt of a negative IRS Return Notification with respect to a Return for which a Client has submitted an Application for a Digital Settlement Product, Block Services shall notify Block Digital that such Return has been rejected.

     Section 6.4. Compliance with Laws. Block Services shall comply with all applicable Laws in connection with its Tax Preparation Related Activities.

                                   ARTICLE VII
                             COVENANTS OF HSBC BANK

     HSBC Bank hereby covenants as follows:

     Section 7.1. Form of Application. HSBC Bank shall prepare the electronic form of Application to be used by Block Digital and shall supply such Application to Block Digital no later than September 1 prior to each Tax Period. The form of Application shall include:

          (a) such consents to allow HSBC Bank to remit funds out of the Deposit Account in the same order and for the same purposes as provided in Article III of the Servicing Agreement; and

          (b) such additional lawful consents, if any, to allow HSBC Bank, or any of its Affiliates, to make collections on (i) any delinquent Digital Settlement Products, (ii) any Delinquent ERO Charges, and (iii) other lenders' products substantially similar to the Settlement Products, excluding any tax preparation fees associated with such other lenders' products.

     Section 7.2. Establishment of Client Deposit Accounts. Upon receipt of each Application, HSBC Bank shall establish a Deposit Account in the name of the Settlement Products Client listed on such Application. Upon receipt of the Refund Paid for each Settlement Products Client, HSBC Bank shall credit the amount of such Refund Paid to such Settlement Products Client's Deposit Account. Immediately thereafter, HSBC Bank shall debit the Authorized Deductions from each Deposit Account in the manner set forth in the Servicing Agreement.

     Section 7.3. Payment of ERO Charges.

          (a) For each eRAL disbursed via Electronic Disbursement for which HSBC TFS has sent a 1 Record prior to 8:00 p.m. ET on a Business Day, HSBC Bank shall pay to Block Digital, from the proceeds of such eRAL, the ERO Charges due from the Client, if any, set forth in the Settlement Products Client's Applicant Information File via ACH credit to the deposit account specified by Block Digital no later than the next Business Day. All 1 Records that are sent and/or processed after 8:00 p.m. ET on any given Business Day shall be deemed to have been received and processed on the next Business Day.

          (b) For each eRAL disbursed via check for which a notification is received by HSBC TFS prior to 8:00 p.m. ET on a Business Day that a check was printed, HSBC Bank shall pay to Block Digital, from the proceeds of such eRAL, the ERO Charges due from the Client, if any, set forth in the Settlement Products Client's Applicant Information File via ACH credit to the deposit account specified by Block Digital no later than the next Business Day. All notifications that are sent and/or processed after 8:00 p.m. ET on any given Business Day shall be deemed to have been received and processed on the next Business Day.

     Section 7.4. Adverse Action Notices. HSBC Bank shall (a) transmit a notice of adverse action to Applicants as required by Regulation B as promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 202), or any successor regulation, or

(b) direct Block Digital to transmit such notice, in the form provided by HSBC Bank, to Settlement Products Clients.

     Section 7.5. Supervision of Block Digital. HSBC Bank shall supervise, monitor and review the Settlement Products Program activities that Block Digital performs for HSBC Bank as described in Section 9.2.

     Section 7.6. Training Program. HSBC Bank shall design, establish and maintain the Settlement Products Program training program as set forth in
Section 9.4.

     Section 7.7. Compliance Program. HSBC Bank will design, establish and maintain the Settlement Products Program compliance program as set forth in
Section 9.6.

     Section 7.8. RAC Fee. For each Client refund processed through the Refund Anticipation Check Service pursuant to this Digital Distribution Agreement during each Tax Period, except for those refunds processed for which a Savings Vehicle Fee is paid by the Block Companies, HSBC Bank shall pay to Block Digital a RAC Fee in the amount set forth on Schedule 7.8. The RAC Fee shall be paid via ACH credit to an account designated in writing by Block Digital on the Business Day following receipt of the deposit of any payment or collection in the Deposit Account related to such refund processed if posted to the Client's account by 8:00 p.m. Eastern Time on the day of receipt. Any payments processed after 8:00 p.m. Eastern Time on any day shall be deemed to have been received and processed on the next Business Day, for purposes of fee payment.

     Section 7.9. Retail Settlement Products Procedures. HSBC Bank shall perform, in a commercially reasonable manner, all of the tasks and duties set forth on (i) the Digital Settlement Products Procedures Schedules that are to be performed by HSBC Bank with respect to each Digital Settlement Product, and (ii)
Schedule 7.9.

     Section 7.10. Review of Applications. HSBC Bank shall review and process Applicant Information Files for Digital Settlement Products during each Tax Period during the Term of this Digital Distribution Agreement according to the Final Credit Criteria. Applicant Information Files for eRALs received by 2:00 p.m. Eastern Standard or Daylight Savings Time (as the case may be) shall be reviewed and processed by the close of business on the Block Business Day of HSBC TFS's receipt of such Applicant Information Files. HSBC TFS shall review and process Applicant Information Files for eRALs received by HSBC TFS after 2:00 p.m. Eastern Standard or Daylight Savings Time (as the case may be), by 10:00 a.m. Eastern Standard or Daylight Savings Time (as the case may be) on the Block Business Day following HSBC TFS's receipt of such Applicant Information File.

     Section 7.11. Delegation. Notwithstanding any other provision of this Digital Distribution Agreement, HSBC Bank may delegate its duties and obligations to HSBC TFS, provided HSBC Bank remains liable for the performance of such duties and obligations.

                                  ARTICLE VIII
                              COVENANTS OF HSBC TFS

     HSBC TFS, as servicer for the Originator, hereby covenants as follows:

     Section 8.1. Forward Applicant Information File with Debt Indicator Information to HSBC Bank. Upon receipt of a copy of an Applicant Information File for an eRAL or eRAC, IRS Return Notification and Debt Indicator from Block Services, HSBC TFS shall electronically transmit to HSBC Bank a copy of the Applicant Information File and a copy of the Applicant's Debt Indicator, as applicable.

     Section 8.2. Disbursements for Digital Settlement Products.

          (a) Upon approval of an Applicant to receive an eRAL, HSBC TFS shall disburse to the Settlement Products Client the Principal Amount of such eRAL less the RAL Fee, Refund Account Fee and any ERO Charges payable to Block Digital in accordance with such Client's instructions, which disbursement may be by Direct Deposit into the deposit account designated by the Settlement Products Client. After receipt of such Applicant's Refund Paid, if any funds remain in the Deposit Account after debiting all Authorized Deductions, HSBC TFS shall disburse to the Settlement Products Client the amount remaining in the Deposit Account in accordance with such Client's instructions, which disbursement may be by Direct Deposit into the deposit account designated by the Settlement Products Client.

          (b) For each Applicant who has been approved to receive an eRAC, upon HSBC TFS's crediting of the Refund Paid to such Applicant's Deposit Account and after debiting all Authorized Deductions from such Deposit Account, if any funds remain in the Deposit Account, HSBC TFS shall disburse to the Settlement Products Client the amount remaining in the Deposit Account in accordance with such Client's instructions, which disbursement may be by Direct Deposit into the deposit account designated by the Settlement Products Client.

          (c) If the Direct Deposit is returned because of incorrect account information or any other reason and HSBC TFS is unable to obtain the correct account information or otherwise resolve the problem, HSBC TFS shall mail such Settlement Products Client a Disbursement Check. In lieu of a Direct Deposit to the Settlement Products Client's personal financial institution, HSBC TFS may transfer such distributable amount to the Settlement Products Client via some other disbursement option that may be available from time to time as selected by the Settlement Products Client.

     Section 8.3. Maintenance of Communication Lines. HSBC TFS shall maintain communication lines for the HSBC TFS processing center to support the Settlement Products Program, using such protocol and process as is mutually agreed upon by HSBC TFS and Block Services. HSBC TFS shall also maintain the ability to electronically communicate with HSBC Bank for the purpose of fulfilling HSBC TFS's duties under the Settlement Products Program.

     Section 8.4. Records Retention and Destruction.

          (a) HSBC TFS shall maintain copies (either in paper format or electronic format) of any disclosures or communications provided or sent to each Applicant by HSBC TFS on behalf of HSBC Bank related to the Application.

          (b) HSBC TFS may dispose of such documents following the expiration of the longer of (i) forty-eight (48) months after the preparation or receipt of same or (ii) such retention period as required by Law or regulatory or court order, provided that such disposition is in a manner sufficient to protect Client privacy.

     Section 8.5. Compliance with Laws. In connection with fulfilling its duties for the Settlement Products Program, HSBC TFS shall comply with all applicable Laws.

                                   ARTICLE IX
                               AGENCY RELATIONSHIP

     Section 9.1. Agency Relationship.

          (a) The parties hereto hereby acknowledge that HSBC Bank is appointing, effective July 1, 2006, Block Digital as its agent with respect to the Settlement Products Program. This Digital Distribution Agreement describes and establishes the nature of the relationship that will exist as of July 1, 2006 between HSBC Bank and Block Digital, and sets forth the rights, duties and obligations of HSBC Bank and Block Digital. Block Digital (or its assignees) shall act as the agent of HSBC Bank with respect to the Settlement Products Program and, except as otherwise provided herein, shall not offer Digital Settlement Products from any other source.

          (b) In performing its specified duties under Article V of this Digital Distribution Agreement, Block Digital shall act as the agent of HSBC Bank for the purposes of, among other things: (i) offering Digital Settlement Products to Clients; (ii) providing electronic Applications to Clients; (iii) providing Settlement Products Clients with the ability to print the electronically signed Applications and other disclosures, forms and documents, as reasonably required by HSBC Bank and in the form provided by HSBC TFS to Block Digital; and (iv) providing HSBC TFS, as servicer for the Originator, with electronic copies of Applicant Information Files.

     Section 9.2. Supervision and Regulation.

          (a) The parties hereto acknowledge that HSBC Bank, directly or through the Servicer, has the right and the duty to supervise, monitor and review the Settlement Products Program activities that Block Digital performs for HSBC Bank. The parties acknowledge and agree that, directly or through the Servicer, HSBC Bank shall have the right to review that portion of the TaxCut software and that portion of the website pursuant to which Digital Settlement Products are offered to ensure that such programs and software comply with HSBC Bank's policies and procedures for the Settlement Products Program and the Laws applicable to the Settlement Products Program, as provided in Section 9.3.

          (b) Block Digital acknowledges that the Applicable Federal Regulator has authority to regulate and examine, and to take enforcement action against, Block Digital with respect to the Settlement Products Program activities that Block Digital performs for HSBC Bank, to the fullest extent provided by Law. HSBC Bank and Block Digital each acknowledge that they are subject to the control and supervision of the appropriate regional office and the Washington, D.C. headquarters of the Applicable Federal Regulator, with respect to the Settlement Products Program activities that Block Digital performs for HSBC Bank. Block Digital acknowledges that it would be an "institution-affiliated party" (as defined in 12 U.S.C. Section 1818(b)) if, in connection with the Settlement Products Program, it knowingly or recklessly participated in a violation of Law, or an unsafe or unsound practice, that was likely to cause significant loss to, or have a materially adverse affect upon, HSBC Bank, and, in such case, would be subject to administrative enforcement action by the Applicable Federal Regulator.

     Section 9.3. Audit Rights.

          (a) Block Digital shall keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions and activities in relation to the Settlement Products Program, and shall permit HSBC Bank, upon HSBC Bank's own initiative and at its sole cost, to review that portion of the TaxCut software and that portion of the website in which Digital Settlement Products are offered to ensure that such programs and software comply with HSBC Bank's policies and procedures for the Settlement Products Program and the Laws applicable to the Settlement Products Program, to examine and make abstracts or copies from any of its books and records, to conduct an audit and analysis of its accounts and to discuss such records and accounts with its Representatives, all only with respect to and as such shall relate to the Settlement Products Program or the obligations and duties of Block Digital pursuant to this Digital Distribution Agreement and the other Program Contracts, all at such reasonable times and as often as HSBC Bank may reasonably desire; provided, however, that during the period commencing on January 1st and ending on April 15th of each year of the Term of this Digital Distribution Agreement, HSBC Bank shall use commercially reasonable efforts to limit the exercise of such audit rights so as not to disrupt the business operations of Block Digital during its peak season; provided further, so long as no Block Event of Default shall have occurred and be continuing, HSBC Bank shall provide Block Digital with reasonable prior written notice. The audit rights of HSBC Bank hereunder shall not pertain to any information which is not part of the Settlement Products Program.

          (b) The Agents shall permit HSBC Bank's Applicable Federal Regulator to visit the offices of Block Digital where the books and records related to the Settlement Products Program are contained, to examine and make abstracts or copies from any of its books and records, to conduct an audit and examination of its records and accounts, and to discuss such records and accounts with its Representatives, all to the fullest extent provided by Law.

     Section 9.4. Training Program.

          (a) HSBC Bank, at its expense, shall design, establish and maintain an ongoing training program for Block Digital and its Representatives who engage in Settlement Products Program activities and have direct contact with Settlement Products Clients. HSBC Bank shall design the training program to provide Block Digital and its Representatives with adequate in-depth education and training about the Digital Settlement Products, as well as the Laws applicable to the Settlement Products Program. HSBC Bank shall also design the training program to ensure that Block Digital and its Representatives are adequately educated about the Digital Settlement Products, the distinction between insured and non-insured products, and applicable Laws (including if applicable, truth in lending, truth in savings, real estate settlement procedures, equal credit opportunity, and fair lending Laws) that may be applicable to Block Digital's activities related to the Settlement Products Program.

          (b) HSBC Bank shall develop and distribute written Originator Training Materials, and Settlement Products Program policies and procedures, for use by Block Digital. The training program may also include CD-ROM or Internet-based interactive Settlement Products Program training materials prepared by HSBC Bank; provided, however, the Block Companies may make non-substantive edits to such training materials to convert such training materials into a format compatible with their systems. HSBC Bank shall review and update the Originator Training Materials on an annual basis (but more frequently if necessary to reflect a Law change) to ensure that Block Digital and its Representatives receive adequate and updated training.

          (c) Any tax professional employed by Block Digital, if any, shall receive Settlement Products Program training before engaging in Settlement Products Program activities with direct Client contact. Any tax professional, if any, that has previously received Settlement Products Program training shall receive continuing Settlement Products Program training focused upon changes to Digital Settlement Products or services, and changes in Laws applicable to the Settlement Products Program. HSBC Bank and Block Digital shall maintain records of the Settlement Products Program Training Materials and the training received by individual tax professionals employed by Block Digital, and shall make such records available for review by examiners from the Applicable Federal Regulator.

     Section 9.5. Clarification. For the avoidance of doubt, the obligation of Block Digital to assure that its activities and the activities of its Representatives are in compliance with Law and the Instructions as provided in the Program Contracts shall not be affected by any failure or alleged failure of the HSBC Companies to monitor, audit or supervise the activities of Block Digital or its Representatives as provided in the Program Contracts, it being the intention of the parties that HSBC Bank shall not be responsible for any failure of Block Digital to assure that its activities and the activities of its Representatives are in compliance with Law and the Instructions as provided in the Program Contracts.

     Section 9.6. Compliance Program. HSBC Bank, at its expense, shall design, establish and maintain a detailed compliance program to ensure adequate monitoring, supervision and control over Block Digital and the Settlement Products Program activities that Block Digital performs for HSBC Bank and the Digital Settlement Products offered by HSBC Bank, in particular that portion of the TaxCut software and that portion of the website in which Digital Settlement Products are offered. The compliance program shall include, at a minimum, the following features:

          (a) The compliance program shall be reviewed by HSBC Bank's board of directors and senior management not less frequently than annually.

          (b) HSBC Bank shall designate a compliance officer dedicated to the development, implementation and management of HSBC Bank's compliance program. The compliance officer shall have responsibility for the oversight of Block Digital's performance of activities related to the Settlement Products Program and the Digital Settlement Products offered by HSBC Bank.

          (c) Not less frequently than annually, HSBC Bank shall conduct a compliance risk assessment for the Settlement Products Program. HSBC Bank and the Block Companies shall cooperate to develop a true and comprehensive depiction of actual risks in the Settlement Products Program.

          (d) Not less frequently than annually, the compliance officer shall review the compliance program to determine if Block Digital is operating in accordance with HSBC Bank's established policies and procedures regarding the activities relating to the Settlement Products Program and the Digital Settlement Products offered by HSBC Bank.

          (e) HSBC Bank shall conduct an annual internal or external audit review of the compliance program, which shall include a review and update of the training program and the Originator Training Materials.

          (f) HSBC Bank shall require the compliance officer to provide annual written compliance and audit reports to HSBC Bank's board of directors. Such reports shall include evidence of appropriate remedial actions taken (or to be taken) to address any identified deficiencies in the compliance program.

          (g) HSBC Bank shall develop and maintain a system for tracking and recording consumer complaints regarding the Settlement Products Program in a timely manner. The compliance officer shall provide an annual written report of consumer complaints regarding the Settlement Products Program, and the resolution of such complaints, to HSBC Bank's board of directors. Block Digital shall use commercially reasonable efforts to track and report to HSBC Bank all material consumer complaints related to the Settlement Products Program received by Block Digital.

          (h) HSBC Bank shall develop and maintain a review and approval process for all Client disclosures, advertising and other promotional materials used in the Settlement Products Program.

          (i) HSBC Bank shall comply with any other requirements or conditions that the appropriate regional office or the Washington, D.C. headquarters of the Applicable Federal Regulator deem appropriate for HSBC Bank with regard to the Settlement Products Program.

          (j) The Block Companies may, with the consent of HSBC Bank, implement compliance standards and practices for the Settlement Products Program that supplement, but do not conflict, with those prescribed by HSBC Bank. Such consent may not be unreasonably withheld.

          (k) The Block Companies may, with the consent of HSBC Bank, implement compliance standards and practices for the Settlement Products Program that implement legal stipulations, settlements and contractual agreements with third parties. Such consent may not be unreasonably withheld.

                                   ARTICLE X
                              TERM AND TERMINATION

     Section 10.1. Term. The "Initial Term" of this Digital Distribution Agreement shall commence as of July 1, 2006 and shall expire on June 30, 2011. The Block Companies shall have the exclusive right to renew this Digital Distribution Agreement for not more than two (2) successive one year periods (each such one year period is referred to as a "Renewal Term"). In the event the Block Companies elect to renew this Digital Distribution Agreement for a Renewal Term, the Block Companies shall provide written notice to HSBC Bank not later than ninety (90) days prior to the expiration of the Initial Term or, if the Digital Distribution Agreement was renewed, the Renewal Term. The Initial Term and any Renewal Term(s) are collectively referred to as the "Term". Notwithstanding the provisions of this Section 10.1, this Digital Distribution Agreement may be terminated prior to the expiration of the Initial Term or any Renewal Term in accordance with the provisions of Section 10.2.

     Section 10.2. Termination.

          (a) This Digital Distribution Agreement may be terminated as follows:

               (1) upon the mutual written agreement of all of the parties hereto;

               (2) upon the expiration or termination of the Retail Distribution Agreement;

               (3) by any Block Company in accordance with Section 18.2 of the Retail Distribution Agreement; or

               (4) by any HSBC Company in accordance with Section 19.2 of the Retail Distribution Agreement.

          (b) Any Block Company party to this Digital Distribution Agreement may terminate this Digital Distribution Agreement pursuant to Section 11.2(a).

          (c) Any HSBC Company party to this Digital Distribution Agreement may terminate this Digital Distribution Agreement pursuant to Section 12.2(a).

     Section 10.3. Effect of Termination. Termination pursuant to Section 10.2 shall not affect the rights or obligations (including any payment obligations for which payment is due after the effective date of the termination of this Digital Distribution Agreement) of the parties to this Digital Distribution Agreement or any other Program Contract arising prior to the termination of this Digital Distribution Agreement, including the obligations of the Servicer under the Servicing Agreement.

                                   ARTICLE XI
            DEFAULT OF HSBC COMPANIES AND REMEDIES OF BLOCK COMPANIES

     Section 11.1. HSBC Events of Default. The occurrence of any one or more of the following events for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise) shall constitute an event of default with respect to any HSBC Company party hereto:

          (a) such HSBC Company fails to observe or perform any covenant applicable to it contained in this Digital Distribution Agreement (or, in the event such covenant does not contain a Material Adverse Effect qualification, so long as such failure could reasonably be expected to have a Material Adverse Effect), following receipt of notice of such failure and the same shall remain unremedied for five (5) days or more following receipt of such notice;

          (b) any representation, warranty, certification or statement made by such HSBC Company in this Digital Distribution Agreement is incorrect in any respect (or, in the event such representation, warranty, certificate or statement made in this Digital Distribution Agreement does not contain a Material Adverse Effect qualification, so long as such incorrect representation, warranty, certification or statement could reasonably be expected to have a Material Adverse Effect); or

          (c) an HSBC Event of Default occurs under the Retail Distribution Agreement.

     Section 11.2. Remedies. If any event default by an HSBC Company under
Section 11.1 has occurred and is continuing and adversely affects any Block Company party hereto, the following actions may be taken:

          (a) Termination. The Block Companies party hereto may terminate this Digital Distribution Agreement. Such Block Companies terminating this Digital Distribution Agreement under this Section 11.2(a) shall promptly provide written notice to each HSBC Company party hereto. The effective date of any termination shall be the earliest date such corresponding notice was received by any HSBC Company party hereto.

          (b) Other Rights and Remedies. Such Block Company and any other Block Company party hereto may exercise any rights and remedies provided to it under this Digital Distribution Agreement or at law or equity.

     Section 11.3. Default Rate. If any event of default of any HSBC Company party hereto has occurred and is continuing, and all or any portion of the Obligations hereunder of the HSBC Companies parties hereto are outstanding, such Obligations or any portion thereof shall bear interest at the Default Rate until such Obligations or such portion thereof plus all interest thereon are paid in full.

     Section 11.4. Waiver. The Block Companies party hereto may waive, in writing, any event of default under Section 11.1. Upon any such waiver of a past event of default, such event of default shall cease to exist; provided, however, such waiver shall not excuse or discharge any Obligations relating to or liabilities arising from such event of default. No such waiver shall extend to any subsequent or other event of default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE XII
            DEFAULT OF BLOCK COMPANIES AND REMEDIES OF HSBC COMPANIES

     Section 12.1. Block Events of Default. The occurrence of any one or more of the following events for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise) shall constitute an event of default with respect to any Block Company party hereto:

          (a) such Block Company fails to observe or perform any covenant applicable to it contained in this Digital Distribution Agreement (or, in the event such covenant does not contain a Material Adverse Effect qualification, so long as such failure could reasonably be expected to have a Material Adverse Effect), and the same shall remain unremedied for five (5) days or more following receipt of written notice of such failure; provided, however, that, with respect to covenants regarding compliance with Laws, in the event such Block Company is not complying with a Law because it has reasonably determined that such Law is not applicable to it in its capacity as Agent based upon federal preemption, such failure to comply will not give rise to an event of default under this Section 12.1(a) unless and until sixty (60) days after such Law is determined through a final non appealable order of a court of competent jurisdiction to be applicable to such Block Company and the Block Company has continued its failure to comply with such Law;

          (b) any representation, warranty, certification or statement made by such Block Company in or pursuant to this Digital Distribution Agreement shall prove to have been incorrect in any respect (or, in the event such representation, warranty, certificate or statement made in this Digital Distribution Agreement does not contain a Material Adverse Effect qualification, so long as such incorrect representation, warranty, certification or statement could reasonably be expected to have a Material Adverse Effect); provided, however, that, with respect to any representation, warranty, certification or statement with respect to compliance with Laws, if such Block Company is not complying with a Law because it has reasonably determined that such Law is not applicable to it in its capacity as Agent based upon federal preemption, such failure to comply will not give rise to an event of default under this Section 12.1(b) unless and until sixty (60) days after such Law is determined through a final non appealable order of a court of competent jurisdiction to be applicable to such Block Company and the Block Company has continued its failure to comply with such Law; or

          (c) a Block Event of Default occurs under the Retail Distribution Agreement.

     Section 12.2. Remedies. If any event default by a Block Company under
Section 12.1 has occurred and is continuing and adversely affects any HSBC Company party hereto, the following actions may be taken:

          (a) Termination. The HSBC Companies party hereto may terminate this Digital Distribution Agreement. The HSBC Companies terminating this Digital Distribution Agreement under this Section 12.2(a) shall promptly provide written notice to each Block

Company party hereto. The effective date of any termination shall be the earliest date such corresponding notice was received by any Block Company party hereto.

          (b) Other Rights and Remedies. Such HSBC Company and any other HSBC Company party hereto may exercise any rights and remedies provided to it under the Distribution Agreement or at law or equity.

     Section 12.3. Default Rate. If any event of default of any Block Company party hereto has occurred and is continuing, and all or any portion of the Obligations hereunder of the Block Companies parties hereto are outstanding, such Obligations or any portion thereof shall bear interest at the Default Rate until such Obligations or such portion thereof plus all interest thereon are paid in full.

     Section 12.4. Waiver. The HSBC Companies party hereto may waive, in writing, any event of default under Section 12.1 by the Block Companies. Upon any such waiver of a past event of default, such event of default shall cease to exist; provided, however, such waiver shall not excuse or discharge any Obligations relating to or liabilities arising from such event of default. No such waiver shall extend to any subsequent or other event of default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE XIII
                                  MISCELLANEOUS

     Section 13.1. Survival.

          (a) The rights and obligations of the parties hereto under Sections 5.10, 8.4, 11.3 and 12.3 of this Digital Distribution Agreement shall survive the termination or expiration of this Digital Distribution Agreement until such time as no obligations are due and owing thereunder.

          (b) The (i) representations and warranties of the parties hereto and
(ii) the rights and obligations of the parties hereto under Sections 10.3, 11.2(b) and 12.2(b), and Article XIII of this Digital Distribution Agreement shall survive the termination or expiration of this Digital Distribution Agreement indefinitely.

     Section 13.2. No Waivers; Remedies Cumulative. No failure or delay by any party hereto in exercising any right, power or privilege under this Digital Distribution Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law, by other agreement or otherwise.

     Section 13.3. Notices. All notices, requests and other communications to any party hereunder shall be provided in the manner set forth in Section 22.3 of the Retail Distribution Agreement.

     Section 13.4. Severability. In case any provision of, or obligation under, this Digital Distribution Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 13.5. Amendments and Waivers. Any provision of this Digital Distribution Agreement may be amended or waived only if such amendment or waiver is in writing and is signed by all of the parties hereto.

     Section 13.6. Successors and Assigns. The provisions of this Digital Distribution Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no such party may assign or otherwise transfer any of its rights under this Digital Distribution Agreement without the prior written consent of all parties signatory hereto, except as otherwise provided herein.

     Section 13.7. Headings. Headings and captions used in this Digital Distribution Agreement (including all exhibits and schedules thereto) are included herein for convenience of reference only and shall not constitute a part of this Digital Distribution Agreement for any other purpose or be given any substantive effect.

     Section 13.8. Alternative Dispute Resolution. ANY DISPUTE BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS DIGITAL DISTRIBUTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (EXCEPT JUDICIAL ACTION FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF) SHALL BE RESOLVED AMONG THE PARTIES TO SUCH DISPUTE BY NEGOTIATIONS, MEDIATION OR ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE.

     Section 13.9. Governing Law; Submission To Jurisdiction. THIS DIGITAL DISTRIBUTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MISSOURI. WITHOUT LIMITING THE EFFECT OF SECTION
13.8 HEREOF AND ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, EACH OF THE PARTIES HERETO (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND/OR STATE COURTS SITTING IN ST. LOUIS, MISSOURI FOR PURPOSES OF ALL LEGAL PROCEEDINGS FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF PERMITTED BY SECTION
21.12 OF THE RETAIL DISTRIBUTION AGREEMENT, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (C) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN SUCH PROCEEDING IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.3, AND (D) AGREES THAT NOTHING IN THIS DIGITAL DISTRIBUTION AGREEMENT WILL AFFECT THE RIGHT OF ANY

PARTY TO THIS DIGITAL DISTRIBUTION AGREEMENT TO SERVE PROCESS IN ANY SUCH PROCEEDING IN ANY OTHER MANNER PERMITTED BY LAW.

     Section 13.10. Waiver of Jury Trial. WITHOUT LIMITING THE EFFECT OF SECTION 13.8, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS DIGITAL DISTRIBUTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 13.11. Counterparts. This Digital Distribution Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Digital Distribution Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

     Section 13.12. Entire Agreement. This Digital Distribution Agreement and the other Program Contracts constitute the entire agreement and understanding among the parties hereto, and supersede and extinguish any and all prior agreements and understandings, oral or written relating to the operation of the Settlement Products Program on and after July 1, 2006. For the avoidance of doubt, (i) this Digital Distribution Agreement and the other Program Contracts shall govern the operation of the Settlement Products Program on and after July 1, 2006, (ii) the Prior Program Agreements shall continue to govern the operation of the current program until their expiration on June 30, 2006 in accordance with their terms, and (iii) nothing in this Digital Distribution Agreement or the other Program Contracts shall affect the rights and obligations of the parties to the Prior Program Agreements, whenever arising, under such Prior Program Agreements, which remain valid and enforceable in accordance with their terms.

     Section 13.13. Reinstatement. This Digital Distribution Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any party hereto for liquidation or reorganization, should any party hereto become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any party's assets or properties, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the obligations hereunder, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of such obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the obligations hereunder shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     Section 13.14. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Digital Distribution Agreement with its counsel.

     Section 13.15. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Digital Distribution Agreement. In the event any ambiguity or question of intent or interpretation arises, this Digital Distribution Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Digital Distribution Agreement.

     Section 13.16. Conflict of Terms. Except as otherwise provided in this Digital Distribution Agreement or any of the other Program Contracts by specific reference to the applicable provisions of this Digital Distribution Agreement, if any provision contained in this Digital Distribution Agreement conflicts with any provision in any of the other Program Contracts, other than the Retail Distribution Agreement, the provision contained in this Digital Distribution Agreement shall govern and control. If there is a conflict between this Digital Distribution Agreement and the Retail Distribution Agreement, then the Retail Distribution Agreement shall control.

     Section 13.17. Further Execution. Each party hereto shall execute any and all documents as are necessary or desirable to consummate the transactions contemplated hereby.

     Section 13.18. Expenses. Except as otherwise provided herein or in any Program Contract, each party hereto shall pay its own expenses, including the expenses of its own counsel and its own accountants, in connection with the consummation of the transactions contemplated by this Digital Distribution Agreement.

     Section 13.19. No Implied Relationship; No Third Party Rights. Notwithstanding any provision herein to the contrary:

          (a) This Digital Distribution Agreement shall not be construed to establish a partnership or joint venture between the parties hereto.

          (b) All personnel employed or otherwise engaged by any party hereto to perform the obligations and duties of such party hereunder shall not be deemed to be employees of any other party hereto. In addition, the party employing or otherwise engaging such employees, shall at all times be responsible for the compensation of, and payment of applicable state and federal income taxes with respect to, any personnel employed by such party to perform any services hereunder.

     Section 13.20. No Third Party Beneficiaries. This Digital Distribution Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing in this Digital Distribution Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy, of any nature whatsoever under or by reason of this Digital Distribution Agreement.

     Section 13.21. Force Majeure. No party hereto shall be liable for failure to satisfy or delays in the satisfaction of its Obligations, except failure or delay with respect to its payment Obligations, as a result of a Force Majeure Event.

     Section 13.22. Limitation of Scope of Representations and Warranties and Other Disclosures. The representations, warranties and other disclosures set forth by each party hereto are only made for the benefit of the parties hereto and the purpose of the transactions contemplated hereby and are not intended for use by any person with respect to any acquisition or disposition of any security of any party hereto.

     THIS DIGITAL DISTRIBUTION AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this HSBC Digital Settlement Products Distribution Agreement to be executed by their respective duly authorized officers as of the date set forth above.

                                        HSBC BANK USA, NATIONAL ASSOCIATION,
                                        a national banking association


                                        By: /s/ Kathleen R. Whelehan
                                            ------------------------------------
                                        Name: Kathleen R. Whelehan
                                        Title: EVP


                                        HSBC TAXPAYER FINANCIAL SERVICES INC.,
                                        a Delaware corporation


                                        By: /s/ Paul J. Creatura
                                            ------------------------------------
                                        Name: Paul J. Creatura
                                        Title: CEO


                                        H&R BLOCK SERVICES, INC,
                                        a Missouri corporation


                                        By: /s/ Betsy Stephens
                                            ------------------------------------
                                        Name: Betsy Stephens
                                        Title: Sr. Vice President


                                        H&R BLOCK DIGITAL TAX SOLUTIONS, LLC,
                                        a Delaware limited liability company


                                        By: /s/ Betsy L. Stephens
                                            ------------------------------------
                                        Name: Betsy L. Stephens
                                        Title: Sr. Vice President

                               SCHEDULE 2.3(A)(1)

                        ERAC PRODUCT PROCEDURES SCHEDULE

                                 [SEE ATTACHED]

                                      [***]

                               SCHEDULE 2.3(A)(2)

                    CLASSIC ERAL PRODUCT PROCEDURES SCHEDULE

                                 [SEE ATTACHED]

                                      [***]

                               SCHEDULE 2.3(A)(3)

                 DENIED CLASSIC ERAL PRODUCT PROCEDURES SCHEDULE

                                 [SEE ATTACHED]

                                      [***]

                                  SCHEDULE 5.1

                   BLOCK DIGITAL'S ROLES AND RESPONSIBILITIES

ROLES AND RESPONSIBILITIES OF BLOCK DIGITAL:

     -    Electronically obtaining information from each Applicant

     -    Electronically complete IRS Form No. 8453

     -    Coordination of eRAL/eRAC products origination

     - Electronically providing copy of electronically signed application, loan agreement and disclosures to Client

     -    Electronic delivery of necessary product disclosures

     -    Maintenance of necessary equipment

     -    Hiring and training of personnel

     -    Following operating procedures for issuing eRALs

     -    Offering of eRALs and eRACs to tax Clients via the Block Digital
          Channel

     -    Developing the software to offer Digital Settlement Products

                                  SCHEDULE 7.8

                        RAC FEE FOR BLOCK DIGITAL CHANNEL

[***]

                                  SCHEDULE 7.9

                     ROLES AND RESPONSIBILITIES OF HSBC BANK

-    Pre-season application screening

-    Client account management

-    Risk management and underwriting

-    Data management/mining

-    Compliance monitoring

-    Reporting

-    Fulfillment

-    Reconciliation

-    Eligibility criteria

-    Exception processing

-    Disbursement processing

-    Customer service

-    Adverse action letter processing

-    HRB fee payment processing and reconciliation

-    IRS and Client payment processing

-    Strategic partner interfaces

-    Application processing

-    Funding process and reconciliation

-    Fee structure

-    Application of payments

-    Credit bureau processing

-    Debt processing

-    Fraud prevention and procedures

-    Collections

-    Check clearing and processing

-    Prior check/ACH fulfillment program support

-    Delinquency reporting / management

-    Issue replacement checks as necessary

-    Online eRAL, TaxCut, eRAC and related support

-    ERO loading of system

-    Develop Client application and agreements